UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2008
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 22, 2008, the independent members of the Board of Directors, acting on a recommendation from the Compensation Committee: (1) approved a 2007 cash incentive award for Jeffrey Ganek, the Company’s Chairman and Chief Executive Officer, under the Company’s Annual Performance Incentive Plan (the “Performance Plan”); (2) established a 2008 base salary for Mr. Ganek; and (3) established 2008 performance goals and targets applicable to Mr. Ganek under the Performance Plan.
     Also on February 22, 2008, the Compensation Committee: (1) approved 2007 cash incentive awards for the Company’s executive officers (other than Mr. Ganek) under the Performance Plan; (2) approved additional 2007 bonus awards for certain executive officers; (3) established 2008 base salaries for executive officers; (4) established 2008 performance goals and targets for executive officers under the Performance Plan; and (5) approved performance share unit grants and stock option grants for executive officers, including Mr. Ganek, under the Company’s 2005 Stock Incentive Plan (the “Stock Plan”).
2007 Cash Incentive Awards
     The following table sets forth the 2007 cash incentive amounts awarded to the Company’s named executive officers (the “Named Executive Officers”) under the Performance Plan.

Name	2007 Cash Incentive Award
Jeffrey Ganek Chairman and Chief Executive Officer	$504,545
Jeffrey Babka Senior Vice President and Chief Financial Officer	$229,500
Mark Foster Senior Vice President and Chief Technology Officer	$127,500
John Spirtos Senior Vice President, Corporate Development	$85,024
2007 Bonus Awards
     The following table sets forth the additional 2007 bonus amounts awarded to certain Named Executive Officers.

Name	2007 Bonus Award
Mark Foster Senior Vice President and Chief Technology Officer	$10,000
John Spirtos Senior Vice President, Corporate Development	$10,000

2008 Base Salaries
     The following table sets forth base salaries for the Named Executive Officers, effective January 1, 2008.

Name	2008 Salary
Jeffrey Ganek Chief Executive Officer	$560,606
Jeffrey Babka Senior Vice President and Chief Financial Officer	$340,000
Mark Foster Senior Vice President and Chief Technology Officer	$340,000
John Spirtos Senior Vice President, Corporate Development	$280,606
2008 Performance Goals and Targets
     The Compensation Committee established, and in the case of Mr. Ganek, the independent members of the Board approved, the performance goals and targets applicable under the Performance Plan for cash incentive awards that the Named Executive Officers are eligible to earn for fiscal year 2008. The following table sets forth the 2008 target awards for the Named Executive Officers, presented as a percentage of annual base salary.

Target Award
Name	(% of Base Salary)
Jeffrey Ganek Chief Executive Officer	100%
Jeffrey Babka Senior Vice President and Chief Financial Officer	75%
Mark Foster Senior Vice President and Chief Technology Officer	75%
John Spirtos Senior Vice President, Corporate Development	60%
     For the Named Executive Officers, 85% of the target award will be based on the Company’s achievement of established goals relating to 2008 revenue and earnings before interest income, interest expense, income taxes, depreciation and amortization (“EBITDA”). The remaining 15% of each Named Executive Officer’s total target award will be based on individual achievements and is discretionary. Actual amounts payable under the Performance Plan can range from 0% to 150% of the target award, based upon the extent to which performance under each of these criteria meets, exceeds or is below target.

Equity Grants
     The following table sets forth the performance share units and stock options granted to the Named Executive Officers under the Stock Plan.

	Performance	Nonqualified
Name	Share Units	Stock Options
Jeffrey Ganek Chief Executive Officer	49,100	122,600
Jeffrey Babka Senior Vice President and Chief Financial Officer	14,200	35,400
Mark Foster Senior Vice President and Chief Technology Officer	14,200	35,400
John Spirtos Senior Vice President, Corporate Development	8,600	21,600
     The grants of performance share units described above were made pursuant to the terms of a Performance Award Agreement, which sets forth the terms and conditions of performance share units granted under the Stock Plan to executive officers. The performance share units will vest on January 1, 2011 and convert into shares of Class A Common Stock based on, and subject to, the achievement of certain revenue and EBITDA goals established by the Compensation Committee and set forth in the Performance Award Agreement. A form of the Performance Award Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The grants of nonqualified stock options described above were made pursuant to the terms of a Nonqualified Stock Option Agreement, which sets forth the terms and conditions of stock options granted under the Stock Plan to executive officers. 25% of the options will vest and become exercisable on February 22, 2009; the remaining options will vest in 36 monthly installments thereafter. A form of the Nonqualified Stock Option Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Form of Performance Award Agreement.

99.2	Form of Nonqualified Stock Option Agreement, incorporated by reference from Exhibit 99.4 to NeuStar’s Current Report on Form 8-K, filed March 5, 2007 (File No. 001-32548).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2008	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
Name: Jeffrey E. Ganek
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Form of Performance Award Agreement.

99.2	Form of Nonqualified Stock Option Agreement, incorporated by reference from Exhibit 99.4 to NeuStar’s Current Report on Form 8-K, filed March 5, 2007 (File No. 001-32548).